Portions of this Exhibit are the subject of a request for confidential treatment. The copy filed as an exhibit omits the information subject to such confidentiality request. The omitted information has been filed separately with the Commission. Such portions are marked by brackets [***] and the page on which they appear contain an asterisk (*) in the upper right corner.

                                                                 EXHIBIT 10.14*



                                       AOL
INSERTION ORDER #:
DATE:  MARCH 5, 1998

----------------------------------------------------------------------------------------------------------
                                           ADVERTISER                          ADVERTISING AGENCY
----------------------------------------------------------------------------------------------------------
Contact                                   Warren Bare
----------------------------------------------------------------------------------------------------------
Company                                  Headhunter.net
----------------------------------------------------------------------------------------------------------
Address                          6410 Atlantic Blvd., Suite 160
                                       Norcross, GA 30071
----------------------------------------------------------------------------------------------------------
Phone #                                   770-300-9272
----------------------------------------------------------------------------------------------------------
Fax #                                     770-300-9298
----------------------------------------------------------------------------------------------------------
Email                                  Lmarquis@tiac.net
----------------------------------------------------------------------------------------------------------
Sales Person                             Joan Lockwood
----------------------------------------------------------------------------------------------------------

Subject to the following, AOL shall display the Advertisement during the period commencing on the Display Start Date and ending on the later of (a) the Display Stop Date or (b) the date the Advertisement reaches the guaranteed number of impressions listed below, if any, on the following page(s) and area(s) of the AOL Service and at the following rates: provided that, in the event guaranteed impressions are reached prior to the Display Stop Date. AOL may, at its option, discontinue display at such earlier time. AOL reserves the right to alter Advertiser flight dates to accommodate trafficking needs. In such cases, AOL will offer Advertiser equivalent flight(s) upon mutual agreement.


----------------------------------------------------------------------------------------------------------
PLACEMENT        DISPLAY      DISPLAY     AD        # OF AD          TOTAL GUARANTEED          TOTAL
                  START        STOP    TYPE/SIZE     SLOTS             IMPRESSIONS*            GROSS
                  DATE         DATE                 PURCHASED                                   COST
----------------------------------------------------------------------------------------------------------
Classifieds       4/1/98     3/31/99     Banner
Channel:                                 120x60       [***]                [***]
Employment
Screen**
----------------------------------------------------------------------------------------------------------
Classifieds       9/30/98    3/31/99     Banner
Channel:                                 234x60       [***]
Employment
Screen**
----------------------------------------------------------------------------------------------------------
                                                       TOTALS:             [***]              $300,000
                                                      ----------------------------------------------------

                                                                   ---------------------------------------
                                                                      TOTAL AMOUNT DUE:       $300,000
                                                                   ---------------------------------------



*      Any guarantees are to impressions, not "click-throughs"
**     Please refer to the attached spreadsheet on Classifieds:
       Employment Placements.

                                AOL ART
------------------------------------------------------------------------
       All necessary artwork and active URLs must be provided by advertiser 5 business days prior to start date.

                           Artwork required:
-------------------------------------------------------------------------------
X      234*60     IAB Standard                 145*30   Old Standard
       175*45     Chat                         94*80    Games
       234*60     CSS                          42*42    Button
X      120*60                                  Custom

          PLEASE SEND ARTWORK AND URL TO: AOLARTEAST@AOL.COM
-------------------------------------------------------------------------------

 THE HTTP/URL ADDRESS TO BE CONNECTED TO THE ADVERTISEMENT SHALL BE:
                           HTTP://WWW.HEADHUNTER.NET
       DESCRIPTION: HEADHUNTER.NET IS AN ONLINE RECRUITING SITE; PROMOTING
             THEMSELVES AS A JOB AND RESUME SOURCE ON THE INTERNET.

Any modifications to such materials (if AOL elects to make such modifications for Advertiser) must be provided by Advertiser to AOL in conformity with AOL standard art guidelines at least: 5 business days for AOL art and 7 business days for NetFind art, prior to AOL making such modifications. AOL's approval of such modifications will not be unreasonably withheld.

 BILLING PACKAGE OPTIONS

If the total payment due is less than or equal to $1,000, then payment is due upon signing must be cleared by AOL prior to ad flight.

If the total payment due is greater than $1,000 and advertiser is new AOL advertiser, then the advertiser must obtain a favorable D&B credit rating (as determined by AOL). If not, payment is due in advance.

Given a favorable credit rating, then the advertiser will be billed in accordance with whichever of the following options is applicable:

______   If the total payment due is less than or equal to $10,000 and the display duration is less than three months, one bill will be sent upon launch and is due net 30.

______   If the total payment due is great then $10,000 but less than or equal to $50,000 and the display duration is less than three months, equal bills will be sent at the beginning of each month, due net 30.

_____    If the total payment due is greater than $10,000 and less than or equal to $50,000 and the display duration is longer than three months, equal bills will be sent quarterly, sent on the first day of each quarter, due net 30.

  X If the total payment due is greater than $50,000, equal bills will be sent quarterly, on the first day of each quarter, due net 30.

STANDARD TERMS AND CONDITIONS

This Insertion Order incorporates by reference AOL's standard advertising terms and conditions (the "Standard Terms") including terms related to advertising material, payment modifications, usage data, limitations of liability, disclaimers, indemnifications, use of AOL member information and miscellaneous legal terms. The Standard Terms appear at keyword "Standard Ad Terms" on the U.S. based America Online brand service. A hard copy of the Standard Terms will be provided to advertiser upon request. Advertiser acknowledges that it has been provided an opportunity to review the Standard Terms and agrees to be bound by them.

AUTHORIZED SIGNATURES

In order to bind the parties to this Insertion Order Agreement, their duly authorized representatives have signed their names below on the dates indicated. This Agreement (including the Standard Terms incorporated by reference) shall be binding on both parties when signed on behalf or each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).

AOL                                       HEADHUNTER.NET

By:  /s/ Richard Nagel                    By:           /s/ Warren Bare
   -------------------------------           --------------------------------
(signature)                               (signature)

Print Name:  Richard Nagel                Print Name:       Warren Bare
           -----------------------                   ------------------------

Title: Director, Client Operations        Title:            President
      ----------------------------              -----------------------------
(Print or Type)                           (Print or Type)

Date:                                     Date:             3/6/98



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